SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 22, 2002 (January 21, 2002)
Date of Report (Date of earliest event reported)

SUSA PARTNERSHIP, L.P.
(Exact name of registrant as specified in its charter)

Tennessee	001-12403	62-1554135

(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer

of incorporation)		Identification No.)

175 Toyota Plaza, Suite 700
Memphis, Tennessee 38103
(Address of principal executive offices)

(901) 252-2000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX

INFORMATION TO BE INCLUDED IN REPORT

Item 5. Other Events.

     On Monday, January 21, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing that it will proceed with the previously announced acquisition by Security Capital Group Incorporated.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     a) Financial Statements.

None

     b) Pro Forma Financial Information.

None

     c) Exhibits.

Number	Exhibit

99.1	Press Release, dated January 21, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUSA PARTNERSHIP, L.P.

By:	STORAGE USA, INC. General Partner

Date: January 22, 2002	By:	/s/ John W. McConomy John W. McConomy Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release, dated January 21, 2002 (incorporated by reference to Exhibit 99.1 to the Form 8-K filed by Storage USA, Inc. on January 22, 2002)